                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event report) 02-Feb-98 ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed Series 1997-1


                          Trans-World Insurance Company
                          -----------------------------
                                 ClassNotes Inc.
================================================================================
             (Exact name of regristrant as specified in its charter)



 New Jersey
 ----------
 Arizona                           333-18877-01                   91-181-5460
 -------                           ------------                  -------------

(State or other                    (Commission                   (IRS Employer
 jurisdiction of                   File Number)                   ID Number)
 incorporation)


 2840 Morris Avenue, Union, New Jersey   07083
 -------------------------------------------------------------------------------
 (Address of principal executive officer)


 Regristrant's Telephone Number,                             908-686-2000
 including area code:                             ----------------------------



                                       n/a
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

        Item 5          Other Events
                        ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Noteholders with respect to the following Distribution Dates:

A-1...............................................................   02-Feb-98
                                                                     09-Feb-98
                                                                     17-Feb-98
                                                                     23-Feb-98

A-2...............................................................   25-Feb-98
A-3...............................................................   04-Feb-98
A-4...............................................................   17-Feb-98
A-5...............................................................   11-Feb-98
A-6...............................................................   18-Feb-98


        Item 7          Financial Statements and Exhibits
                        ---------------------------------

The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               Trans-World Insurance Co.



                                               By: /s/ Harry Puglisi
                                                  -----------------------
                                               Name: Harry Puglisi
                                               Title: Treasurer


Dated: 02/28/98

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997 - I
     Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
     CLASS A-1                    Determination Date                  02/17/98
Cusip #  182743-AG9               Distribution Date                   02/23/98
                                  Record Date                         02/19/98
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                    CLASS A-1 NOTES                                                                    0.00
                    Per $50,000 original principal amount of the Notes                             0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                    CLASS A-1 NOTES                                                               71,581.08
                    Per $50,000 original principal amount of the Notes                            46.541667


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

                    CLASS A-1 NOTES                                                                    0.00
                    Per $50,000 original principal amount of the Notes                             0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

                    CLASS A-1 NOTES                                                                    0.00
                    Per $50,000 original principal amount of the Notes                             0.000000


(iv)   Pool Balance at end of preceding Collection Period                                    518,719,120.01


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                    CLASS A-1 NOTES                                                           76,900,000.00


(vi)   Applicable Interest Rate:
                  (a)   In general:
                        1.  Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                    PERIOD 1                                                      5.580000%
                                    PERIOD 2                                                      5.590000%
                                    PERIOD 3                                                      5.575000%
                                    CURRENT RATE          (Based on Auction)                      5.585000%

                                  2. NET LOAN RATE
                                               PERIOD 1                                       6.787500%
                                               PERIOD 2                                       6.824200%
                                               PERIOD 3                                       6.668750%

                            (b)   Amount of Interest that would have been paid
                                  on such Note Distribution Date if Interest was
                                  calculated instead based on the Net Loan Rate               85,471.79

(vii)       (a)   Service Fee for related Collection Period  (Pro Rata)                       30,760.97
                            Per $50,000 original principal amount of the Notes                20.000631

            (b)   Service Fee Carryover for related Collection Period
                  1.  Distributed                                                                  0.00
                            Per $50,000 original principal amount of the Notes                 0.000000

                  2.  Remaining Balance                                                            0.00
                            Per $50,000 original principal amount of the Notes                 0.000000


(viii)      Amount of Fees for related Collection Period:

                  1.  Administration Fee  (Pro Rata)                                             981.25
                            Per $50,000 original principal amount of the Notes                 0.638004

                  2.  Auction Agent Fee  (Pro Rata)                                           17,773.15
                            Per $50,000 original principal amount of the Notes                11.556012

                  3.  Indenture Trustee Fee  (Pro Rata)                                            0.00
                            Per $50,000 original principal amount of the Notes                 0.000000

                  4.  Eligible Lender Trustee Fee  (Pro Rata)                                    289.71
                            Per $50,000 original principal amount of the Notes                 0.188368

                  5.  Surety Provider Fee  (Pro Rata)                                          5,407.78
                            Per $50,000 original principal amount of the Notes                 3.516110


(ix)        Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
            Surety Bond                                                                            0.00

(x)         Aggregate amount of Realized losses for the related Collection
            period                                                                                 0.00

(xi)        Aggregate amount received with respect to Financed Student
            Loans for which Realized Losses were allocated previously                              0.00

(xii)       (a)   Amount of the distribution attributable to amounts
                  in the Reserve Account                                                           0.00

            (b)   Amount of any other withdrawals from the Reserve
                  Account for such Distribution Date                                               0.00

            (c)   Amount in the Reserve Account                                                    0.00


(xiii)      Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                             0.00

(xiv)      (a)   Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                                 0.00

           (b)   Amount in the Pre-Funding Account                                                         13,629,220.11

(xv)       Aggregate amount (if any) paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                              (a) CLASS A-1 NOTES                                                                   0.00
                              (b) CLASS A-1 NOTES (Only if Class___ Notes
                                  have been paid in full)                                                           0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                         0.00

(xviii)    As of the end of the preceding Collection Period:

           (a) Number of Financed Student Loans that are 30 to 60 days                                      5,020,940.92
               Delinquent

           (b) Number of Financed Student Loans that are 61 to 90 days                                      1,557,312.92
               Delinquent

           (c) Number of Financed Student Loans that are 91 to 180 days                                     1,472,987.63
               Delinquent

           (d) Number of Financed Student Loans that are more than 181                                        251,560.58
               days Delinquent

           (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                               241,303.36

(xix)      Parity Percentage                               Numerator              566,176,476.57
                                                                                  --------------
           as of           12/31/97                      Denominator              565,384,939.16                 100.14%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                   42,856.71

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                   0.00


The Money Store, Inc.


By:  \s\ Harry Puglisi
   -------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

==============================================================================
                            CLASSNOTES TRUST 1997 - I
  Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

     CLASS A-1                 Determination Date                  02/10/98
Cusip #  182743-AG9            Distribution Date                   02/17/98
                               Record Date                         02/12/98
==============================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

                       CLASS A-1 NOTES                                                                            0.00
                       Per $50,000 original principal amount of the Notes                                     0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

                       CLASS A-1 NOTES                                                                       95,270.56
                       Per $50,000 original principal amount of the Notes                                    61.944444

(iii)     (A)   Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed
                in respect of the Notes

                       CLASS A-1 NOTES                                                                            0.00
                       Per $50,000 original principal amount of the Notes                                     0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                       CLASS A-1 NOTES                                                                            0.00
                       Per $50,000 original principal amount of the Notes                                     0.000000

(iv)       Pool Balance at end of preceding Collection Period                                           518,719,120.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                       CLASS A-1 NOTES                                                                   76,900,000.00

(vi)       Applicable Interest Rate:
                       (a)   In general:
                             1. Auction Rate for the prior Interest Period:

                                        CLASS A-1 NOTES
                                           PERIOD 1                                                          5.550000%
                                           PERIOD 2                                                          5.580000%
                                           PERIOD 3                                                          5.590000%
                                         CURRENT RATE  (Based on Auction)                                    5.575000%

                     2. NET LOAN RATE
                                  PERIOD 1                                                        6.787500%
                                  PERIOD 2                                                        6.824200%
                                  PERIOD 3                                                        6.668750%

                 (b) Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest was
                     calculated instead based on the Net Loan Rate                               113,962.38

(vii)  (a)   Service Fee for related Collection Period  (Pro Rata)                                30,760.97
                 Per $50,000 original principal amount of the Notes                               20.000631

       (b)   Service Fee Carryover for related Collection Period
             1.  Distributed                                                                           0.00
                     Per $50,000 original principal amount of the Notes                            0.000000

             2.  Remaining Balance                                                                     0.00
                     Per $50,000 original principal amount of the Notes                            0.000000


(viii) Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                       981.25
                     Per $50,000 original principal amount of the Notes                            0.638004

             2.  Auction Agent Fee (Pro Rata)                                                     17,773.15
                     Per $50,000 original principal amount of the Notes                           11.556012

             3.  Indenture Trustee Fee (Pro Rata)                                                      0.00
                     Per $50,000 original principal amount of the Notes                            0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                              289.71
                     Per $50,000 original principal amount of the Notes                            0.188368

             5.  Surety Provider Fee (Pro Rata)                                                    5,407.78
                     Per $50,000 original principal amount of the Notes                            3.516110


(ix)   Amount of payments to the Surety Provider in reimbursement of prior
       draws under any Note Surety Bond or Certificate Surety Bond                                     0.00

(x)    Aggregate amount of Realized losses for the related Collection
       period                                                                                          0.00

(xi)   Aggregate amount received with respect to Financed Student
       Loans for which Realized Losses were allocated previously                                       0.00

(xii)  (a)   Amount of the distribution attributable to amounts
             in the Reserve Account                                                                    0.00

       (b)   Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                        0.00

       (c)   Amount in the Reserve Account                                                             0.00


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                                                      0.00

(xiv)    (a)  Portion (if any) of the distribution attributable to amounts on
              deposit in the Pre-Funding Account                                                                     0.00

         (b)  Amount in the Pre-Funding Account                                                             13,629,220.11

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                              (a) CLASS A-1 NOTES                                                                    0.00
                              (b) CLASS A-1 NOTES (Only if Class___ Notes
                                  have been paid in full)                                                            0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                                        5,020,940.92
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                                        1,557,312.92
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                                       1,472,987.63
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                                          251,560.58
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                                 241,303.36

(xix)    Parity Percentage                  Numerator              566,176,476.57
                                                                   --------------
         as of    12/31/97                Denominator              565,384,939.16                                  100.14%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
         Student Holdings)                                                                                      42,856.71

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                                                                      0.00


The Money Store, Inc.



By: /s/  Harry Puglisi
----------------------
         Harry Puglisi
           Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale
           & Servicing Agreement
           CLASS A-1             Determination Date                 02/03/98
Cusip #  182743-AG9              Distribution Date                  02/09/98
                                 Record Date                        02/05/98
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                  CLASS A-1 NOTES                                                                                  0.00
                  Per $50,000 original principal amount of the Notes                                           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                  CLASS A-1 NOTES                                                                             83,586.03
                  Per $50,000 original principal amount of the Notes                                          54.347222

(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                  CLASS A-1 NOTES                                                                                  0.00
                  Per $50,000 original principal amount of the Notes                                           0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                  CLASS A-1 NOTES                                                                                  0.00
                  Per $50,000 original principal amount of the Notes                                           0.000000

(iv)       Pool Balance at end of preceding Collection Period                                            518,719,120.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                  CLASS A-1 NOTES                                                                         76,900,000.00

(vi)       Applicable Interest Rate:
               (a)  In general:
                    1. Auction Rate for the prior Interest Period:

                                        CLASS A-1 NOTES
                                           PERIOD 1                                                            5.550000%
                                           PERIOD 2                                                            5.550000%
                                           PERIOD 3                                                            5.580000%
                                         CURRENT RATE        (Based on Auction)                                5.590000%

                                 2. NET LOAN RATE
                                                 PERIOD 1                                                  6.787500%
                                                 PERIOD 2                                                  6.824200%
                                                 PERIOD 3                                                  6.668750%

                            (b)   Amount of Interest that would have been paid
                                  on such Note Distribution Date if Interest was
                                  calculated instead based on the Net Loan Rate                            99,717.08

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                     30,760.97
                          Per $50,000 original principal amount of the Notes                               20.000631

            (b)  Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                                0.00
                          Per $50,000 original principal amount of the Notes                                0.000000

                 2.  Remaining Balance                                                                          0.00
                          Per $50,000 original principal amount of the Notes                                0.000000

(viii)      Amount of Fees for related Collection Period:

                 1.  Administration Fee (Pro Rata)                                                            981.25
                          Per $50,000 original principal amount of the Notes                                0.638004

                 2.  Auction Agent Fee (Pro Rata)                                                          17,773.15
                          Per $50,000 original principal amount of the Notes                               11.556012

                 3.  Indenture Trustee Fee  (Pro Rata)                                                          0.00
                          Per $50,000 original principal amount of the Notes                                0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                                                  289.71
                          Per $50,000 original principal amount of the Notes                                0.188368

                 5.  Surety Provider Fee  (Pro Rata)                                                        5,407.78
                          Per $50,000 original principal amount of the Notes                                3.516110

(ix)        Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
            Surety Bond                                                                                         0.00

(x)         Aggregate amount of Realized losses for the related Collection
            period                                                                                              0.00

(xi)        Aggregate amount received with respect to Financed Student
            Loans for which Realized Losses were allocated previously                                           0.00

(xii)       (a)    Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                       0.00

            (b)    Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                           0.00

            (c)    Amount in the Reserve Account                                                                0.00

(xiii)      Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                                          0.00

(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                               0.00

           (b)     Amount in the Pre-Funding Account                                                       13,629,220.11

(xv)       Aggregate amount (if any) paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                                           0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                          have been paid in full)                                                                   0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                         0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                                     5,020,940.92
                Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                                     1,557,312.92
                Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days                                    1,472,987.63
                Delinquent

           (d)  Number of Financed Student Loans that are more than 181                                       251,560.58
                days Delinquent

           (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                awaiting payment                                                                              241,303.36

(xix)      Parity Percentage                                 Numerator            566,176,476.57
                                                                                  --------------
           as of     12/30/97                              Denominator            565,384,939.16                 100.14%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                   42,856.71

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                   0.00

The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
      Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083
================================================================================
                           CLASSNOTES TRUST 1997 - I
    Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
    CLASS A-1                  Determination Date                     01/27/98
Cusip # 182743-AG9             Distribution Date                      02/02/98
                               Record Date                            01/29/98
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                                                           0.00
               Per $50,000 original principal amount of the Notes                                    0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                                                      83,436.50
               Per $50,000 original principal amount of the Notes                                   54.250000


(iii)  (A) Amount of Noteholders' Auction Rate
           Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                                                           0.00
               Per $50,000 original principal amount of the Notes                                    0.000000

       (B) Remaining Amount of Noteholders' Auction
           Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-1 NOTES                                                                           0.00
               Per $50,000 original principal amount of the Notes                                    0.000000


(iv)   Pool Balance at end of preceding Collection Period                                      518,719,120.01


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

               CLASS A-1 NOTES                                                                  76,900,000.00


(vi)   Applicable Interest Rate:
               (a) In general:
                   1. Auction Rate for the prior Interest Period:

                              CLASS A-1 NOTES
                                 PERIOD 1                                                            5.750000%
                                 PERIOD 2                                                            5.550000%
                                 PERIOD 3                                                            5.550000%
                               CURRENT RATE  (Based on Auction)                                      5.580000%


                                  2. NET LOAN RATE
                                                  PERIOD 1                                                        6.590000%
                                                  PERIOD 2                                                        6.787500%
                                                  PERIOD 3                                                        6.824200%

                            (b)   Amount of Interest that would have been paid
                                  on such Note Distribution Date if Interest was
                                  calculated instead based on the Net Loan Rate                                  102,040.75

(vii)       (a)   Service Fee for related Collection Period  (Pro Rata)                                           30,760.97
                            Per $50,000 original principal amount of the Notes                                    20.000631

            (b)   Service Fee Carryover for related Collection Period
                  1.  Distributed                                                                                      0.00
                            Per $50,000 original principal amount of the Notes                                     0.000000

                  2.  Remaining Balance                                                                                0.00
                            Per $50,000 original principal amount of the Notes                                     0.000000


(viii)      Amount of Fees for related Collection Period:

                  1.  Administration Fee  (Pro Rata)                                                                981.25
                            Per $50,000 original principal amount of the Notes                                    0.638004

                  2.  Auction Agent Fee  (Pro Rata)                                                              17,773.15
                            Per $50,000 original principal amount of the Notes                                   11.556012

                  3.  Indenture Trustee Fee  (Pro Rata)                                                               0.00
                            Per $50,000 original principal amount of the Notes                                    0.000000

                  4.  Eligible Lender Trustee Fee  (Pro Rata)                                                       289.71
                            Per $50,000 original principal amount of the Notes                                    0.188368

                  5.  Surety Provider Fee  (Pro Rata)                                                             5,407.78
                            Per $50,000 original principal amount of the Notes                                    3.516110


(ix)        Amount of payments to the Surety Provider in reimbursement of prior
            draws under any Note Surety Bond or Certificate Surety Bond                                               0.00

(x)         Aggregate amount of Realized losses for the related Collection period                                     0.00

(xi)        Aggregate amount received with respect to Financed Student
            Loans for which Realized Losses were allocated previously                                                 0.00

(xii)       (a)     Amount of the distribution attributable to amounts
                    in the Reserve Account                                                                            0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                                                                0.00

            (c)     Amount in the Reserve Account                                                                     0.00


(xiii )     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                                                0.00

(xiv)      (a)  Portion (if any) of the distribution attributable to amounts on
                deposit in the Pre-Funding Account                                                                  0.00

           (b)  Amount in the Pre-Funding Account                                                          13,629,220.11

(xv)       Aggregate amount (if any) paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                       (a) CLASS A-1 NOTES                                                                          0.00
                       (b) CLASS A-1 NOTES (Only if Class___ Notes
                           have been paid in full)                                                                  0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                         0.00

(xviii)    As of the end of the preceding Collection Period:

          (a)   Number of Financed Student Loans that are 30 to 60 days                                     5,020,940.92
                Delinquent

          (b)   Number of Financed Student Loans that are 61 to 90 days                                     1,557,312.92
                Delinquent

          (c)   Number of Financed Student Loans that are 91 to 180 days                                    1,472,987.63
                Delinquent

          (d)   Number of Financed Student Loans that are more than 181                                       251,560.58
                days Delinquent

          (e)   Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                awaiting payment                                                                              241,303.36

(xix)      Parity Percentage             Numerator            566,176,476.57
           as of 12/30/97                                     --------------                                     100.14%
                                        Denominator           565,384,939.16

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                   42,856.71

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                   0.00


The Money Store, Inc.


By:  /s/ Harry Puglisi
-------------------------
     Harry Puglisi
       Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

================================================================================
                            CLASSNOTES TRUST 1997 - I
Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
       CLASS A-2              Determination Date                     02/19/98
Cusip #  182743-AH7           Distribution Date                      02/25/98
                              Record Date                            02/23/98
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                 CLASS A-2 NOTES                                                        0.00
                 Per $50,000 original principal amount of the Notes                 0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                 CLASS A-2 NOTES                                                  404,994.33
                 Per $50,000 original principal amount of the Notes               217.738889


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes


                 CLASS A-2 NOTES                                                        0.00
                 Per $50,000 original principal amount of the Notes                 0.000000


       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

                 CLASS A-2 NOTES                                                        0.00
                 Per $50,000 original principal amount of the Notes                 0.000000


(iv)   Pool Balance at end of preceding Collection Period                     527,362,515.34


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                 CLASS A-2 NOTES                                               93,000,000.00


(vi)   Applicable Interest Rate:
                 (a) In general:
                     1. Auction Rate for the prior Interest Period:

                           CLASS A-2 NOTES
                               PERIOD 1                                             5.620000%
                               PERIOD 2                                             5.690000%
                               PERIOD 3                                             6.200000%
                           CURRENT RATE  (Based on Auction)                         5.599000%

                                   2. NET LOAN RATE
                                                    MONTH 1                                                    6.787500%
                                                    MONTH 2                                                    6.824200%
                                                    MONTH 3                                                    6.668750%

                      (b)   Amount of Interest that would have been paid
                            on such Note Distribution Date if Interest was
                            calculated instead based on the Net Loan Rate                                     483,580.88

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                         37,895.76
                      Per $50,000 original principal amount of the Notes                                       20.374065

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                                    0.00
                      Per $50,000 original principal amount of the Notes                                        0.000000

                 2.  Remaining Balance                                                                              0.00
                      Per $50,000 original principal amount of the Notes                                        0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                                            1,162.50
                      Per $50,000 original principal amount of the Notes                                       0.625000

                 2.  Auction Agent Fee  (Pro Rata)                                                            19,349.17
                      Per $50,000 original principal amount of the Notes                                      10.402778

                 3.  Indenture Trustee Fee  (Pro Rata)                                                             0.00
                      Per $50,000 original principal amount of the Notes                                       0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                                                     345.46
                      Per $50,000 original principal amount of the Notes                                       0.185730

                 5.  Surety Provider Fee  (Pro Rata)                                                           5,786.67
                      Per $50,000 original principal amount of the Notes                                       3.111111


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                              0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                               0.00

(xi)       Aggregate amount received with respect to Financed Student Loans for
           which Realized Losses were allocated previously                                                         0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                          0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                              0.00

           (c)     Amount in the Reserve Account                                                                   0.00


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                              0.00

(xiv)    (a)  Portion (if any) of the distribution attributable to amounts on
              deposit in the Pre-Funding Account                                                                         0.00

         (b)  Amount in the Pre-Funding Account                                                                     70,656.28

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                              (a) CLASS A-1 NOTES                                                                        0.00
                              (b) CLASS A-1 NOTES (Only if Class___ Notes
                                  have been paid in full)                                                                0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                                            6,956,975.01
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                                            2,671,625.14
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                                           1,891,929.05
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                                              479,796.19
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                                     299,085.04

(xix)     Parity Percentage                         Numerator            563,379,098.55
                                                                         --------------
          as of      01/31/98                     Denominator            564,495,877.13                                99.80%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
          Student Holdings)                                                                                         45,042.06

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                                         0.00


The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
      Harry Puglisi
       Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

==============================================================================
                           CLASSNOTES TRUST 1997 - I
  Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing
                                   Agreement

          CLASS A-3            Determination Date                01/29/98
 Cusip # 182743-AJ3            Distribution Date                 02/04/98
                               Record Date                       02/02/98
==============================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                       CLASS A-3 NOTES                                                      0.00
                       Per $50,000 original principal amount of the Notes               0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

                       CLASS A-3 NOTES                                                414,516.67
                       Per $50,000 original principal amount of the Notes             218.166667


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                        CLASS A-3 NOTES                                                     0.00
                        Per $50,000 original principal amount of the Notes              0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                         CLASS A-3 NOTES                                                    0.00
                         Per $50,000 original principal amount of the Notes             0.000000


(iv)       Pool Balance at end of preceding Collection Period                     518,719,120.01


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-3 NOTES                                           95,000,000.00


(vi)       Applicable Interest Rate:
                        (a)  In general:
                             1. Auction Rate for the prior Interest Period:

                                        CLASS A-3 NOTES
                                           PERIOD 1                                     5.597000%
                                           PERIOD 2                                     5.700000%
                                           PERIOD 3                                     5.942000%
                                        CURRENT RATE  (Based on Auction)                5.610000%

                           2. NET LOAN RATE
                                        MONTH 1                                                          6.787500%
                                        MONTH 2                                                          6.824200%
                                        MONTH 3                                                          6.668750%

                      (b)  Amount of Interest that would have been paid
                           on such Note Distribution Date if Interest was
                           calculated instead based on the Net Loan Rate                                502,592.22

(vii)  (a)   Service Fee for related Collection Period (Pro Rata)                                        37,226.65
                    Per $50,000 original principal amount of the Notes                                   19.592974

       (b)   Service Fee Carryover for related Collection Period
             1.  Distributed                                                                                  0.00
                       Per $50,000 original principal amount of the Notes                                 0.000000

             2.  Remaining Balance                                                                            0.00
                       Per $50,000 original principal amount of the Notes                                 0.000000


(viii) Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                                                           1,187.50
                       Per $50,000 original principal amount of the Notes                                 0.625000

             2.  Auction Agent Fee  (Pro Rata)                                                           21,882.99
                       Per $50,000 original principal amount of the Notes                                11.517361

             3.  Indenture Trustee Fee  (Pro Rata)                                                            0.00
                       Per $50,000 original principal amount of the Notes                                 0.000000

             4.  Eligible Lender Trustee Fee  (Pro Rata)                                                    350.61
                       Per $50,000 original principal amount of the Notes                                 0.184529

             5.  Surety Provider Fee  (Pro Rata)                                                          6,544.44
                       Per $50,000 original principal amount of the Notes                                 3.444444


(ix)   Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                                                             0.00

(x)    Aggregate amount of Realized losses for the
       related Collection period                                                                              0.00

(xi)   Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                                                   0.00

(xii)  (a)   Amount of the distribution attributable to amounts
             in the Reserve Account                                                                           0.00

       (b)   Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                               0.00

       (c)   Amount in the Reserve Account                                                                    0.00


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                                                             0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                                    0.00

         (b)     Amount in the Pre-Funding Account                                                            13,629,220.11

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                              (a) CLASS A-1 NOTES                                                                      0.00
                              (b) CLASS A-1 NOTES (Only if Class___ Notes
                                  have been paid in full)                                                              0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                                              0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                                          5,020,940.92
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                                          1,557,312.92
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                                         1,472,987.63
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                                            251,560.58
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                                   241,303.36

(xix)     Parity Percentage                                  Numerator            566,176,476.57
                                                                                  --------------
          as of       12/31/97                             Denominator            565,384,939.16                    100.14%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
          Student Holdings)                                                                                       42,856.71

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                                       0.00


The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
       Harry Puglisi
         Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                             CLASSNOTES TRUST 1997-I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-4              Determination Date               02/10/98
     Cusip #  182743-AL8          Distribution Date                02/17/98
                                  Record Date                      02/12/98
===============================================================================


(i) Amount of Principal being paid or distributed in respect of the Notes

           CLASS A-4 NOTES                                                        2,050,000.00
           Per $50,000 original principal amount of the Notes                       683.333333

(ii) Amount of Interest being paid or distributed in respect of the Notes

           CLASS A-4 NOTES                                                          794,664.75
           Per $50,000 original principal amount of the Notes                       264.888250

(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

           CLASS A-4 NOTES                                                                0.00
           Per $50,000 original principal amount of the Notes                         0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

           CLASS A-4 NOTES                                                                0.00
           Per $50,000 original principal amount of the Notes                         0.000000

(iv)       Pool Balance at end of preceding Collection Period                   518,719,120.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

           CLASS A-4 NOTES                                                      147,950,000.00

(vi)       Applicable Interest Rate:
           (a)   In general:
                  1. Auction Rate for the prior Interest Period:

                                                  CLASS A-4 NOTES
                                                     PERIOD 1                          0.00000%
                                                     PERIOD 2                          0.00000%
                                                     PERIOD 3                          6.11141%
                                                  CURRENT RATE (LIBOR)                 5.77938%

                   2. NET LOAN RATE
                                         PERIOD 1                                                             6.7875%
                                         PERIOD 2                                                             6.8242%
                                         PERIOD 3                                                             6.6688%

             (b)   Amount of Interest that would have been paid
                   on such Note Distribution Date if Interest was
                   calculated instead based on the Net Loan Rate                                           927,320.00

(vii)  (a)   Service Fee for related Collection Period (Pro Rata)                                           58,778.93
             Per $50,000 original principal amount of the Notes                                             19.592977

       (b)   Service Fee Carryover for related Collection Period
             1.  Distributed                                                                                     0.00
             Per $50,000 original principal amount of the Notes                                              0.000000

             2.  Remaining Balance                                                                               0.00
             Per $50,000 original principal amount of the Notes                                              0.000000


(viii) Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                               1,875.00
             Per $50,000 original principal amount of the Notes                                              0.625000

             2.  Auction Agent Fee (Pro Rata)                                                                    0.00
             Per $50,000 original principal amount of the Notes                                              0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                                0.00
             Per $50,000 original principal amount of the Notes                                              0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                                        553.59
                 Per $50,000 original principal amount of the Notes                                          0.184529

             5.  Surety Provider Fee (Pro Rata)                                                                  0.00
                 Per $50,000 original principal amount of the Notes                                          0.000000


(ix)   Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                                                                0.00

(x)    Aggregate amount of Realized losses for the
       related Collection period                                                                                 0.00

(xi)   Aggregate amount received with respect to Financed Student Loans for
       which Realized Losses were allocated previously                                                           0.00

(xii)  (a)   Amount of the distribution attributable to amounts
             in the Reserve Account                                                                              0.00

       (b)   Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                                  0.00

       (c)   Amount in the Reserve Account                                                                       0.00


(xiii) Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
       such draw)                                                                                                0.00


(xiv)      (a)   Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                                       0.00

           (b)   Amount in the Pre-Funding Account                                                               13,629,220.11

(xv)       Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                                                       0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                                                               0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                               0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                                           5,020,940.92
                Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                                           1,557,312.92
                Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days                                          1,472,987.63
                Delinquent

           (d)  Number of Financed Student Loans that are more than 181 days                                        251,560.58
                Delinquent

           (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                awaiting payment                                                                                    241,303.36

(xix)      Parity Percentage                                       Numerator         566,176,476.57
           as of 12/31/97                                                            --------------
                                                                   Denominator       565,384,939.16                     100.14%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                         42,856.71

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                         0.00


The Money Store, Inc.

By:  /s/ Harry Puglisi
----------------------
Harry Puglisi
 Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

================================================================================
                           CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5              Determination Date                02/05/98
Cusip #  182743-AM6               Distribution Date                 02/11/98
                                  Record Date                       02/09/98
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

              CLASS A-5 NOTES                                                                         0.00
              Per $50,000 original principal amount of the Notes                                  0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

              CLASS A-5 NOTES                                                                   248,208.33
              Per $50,000 original principal amount of the Notes                                215.833333

(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

           CLASS A-5 NOTES                                                                            0.00
           Per $50,000 original principal amount of the Notes                                     0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

           CLASS A-5 NOTES                                                                            0.00
                Per $50,000 original principal amount of the Notes                                0.000000

(iv)       Pool Balance at end of preceding Collection Period                               518,719,120.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-5 NOTES                                                              57,500,000.00

(vi)       Applicable Interest Rate:
            (a)  In general:
                 1. Auction Rate for the prior Interest Period:

                                      CLASS A-5 NOTES
                                         PERIOD 1                                                 0.000000%
                                         PERIOD 2                                                 0.000000%
                                         PERIOD 3                                                 5.960000%
                                      CURRENT RATE  (Based on Auction)                            5.550000%

                      2. NET LOAN RATE
                                         PERIOD 1                                                    6.787500%
                                         PERIOD 2                                                    6.824200%
                                         PERIOD 3                                                    6.668750%

                (b)   Amount of Interest that would have been paid
                on such Note Distribution Date if Interest was
                calculated instead based on the Net Loan Rate                                       302,463.10

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                               22,531.92
                 Per $50,000 original principal amount of the Notes                                  19.592974

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                          0.00
                Per $50,000 original principal amount of the Notes                                    0.000000

                 2.  Remaining Balance                                                                    0.00
                Per $50,000 original principal amount of the Notes                                    0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                                     718.75
                Per $50,000 original principal amount of the Notes                                    0.625000

                 2.  Auction Agent Fee  (Pro Rata)                                                        0.00
                Per $50,000 original principal amount of the Notes                                    0.000000

                 3.  Indenture Trustee Fee  (Pro Rata)                                                    0.00
                Per $50,000 original principal amount of the Notes                                    0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                                            212.21
                Per $50,000 original principal amount of the Notes                                    0.184529

                 5.  Surety Provider Fee  (Pro Rata)                                                  3,961.11
                Per $50,000 original principal amount of the Notes                                    3.444444


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                     0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                      0.00

(xi)       Aggregate amount received with respect to Financed Student Loans for
           which Realized Losses were allocated previously                                                0.00

(xii)      (a)  Amount of the distribution attributable to amounts
                in the Reserve Account                                                                    0.00

           (b)  Amount of any other withdrawals from the Reserve
                Account for such Distribution Date                                                        0.00

           (c)  Amount in the Reserve Account                                                             0.00


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                     0.00

(xiv)     (a)    Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                                0.00

          (b)    Amount in the Pre-Funding Account                                                        13,629,220.11

(xv)      Aggregate amount if any paid by the Eligible Lender Trustee for
          Additional Financed Student Loans during the preceding collection
          period                                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                 (a) CLASS A-1 NOTES                                                                               0.00
                 (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                                       0.00

(xvii)    Aggregate amount (if any) paid for Financed Student Loans during
          the preceding collection period.                                                                         0.00

(xviii)   As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                     5,020,940.92
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                     1,557,312.92
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                    1,472,987.63
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                       251,560.58
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                              241,303.36

(xix)     Parity Percentage                                Numerator       566,176,476.57
                                                                           --------------
          as of 12/31/97                                 Denominator       565,384,939.16                       100.14%

(xx)      Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
          Student Holdings)                                                                                   42,856.71

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                                   0.00

The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
      Harry Puglisi
        Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

===========================================================================================================
                                         CLASSNOTES TRUST 1997 - I
              Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
              CLASS A-6                   Determination Date                      02/11/98
              Cusip #  182743-AN4         Distribution Date                       02/18/98
                                          Record Date                             02/13/98
===========================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

            CLASS A-6 NOTES                                                                            0.00
            Per $50,000 original principal amount of the Notes                                     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

            CLASS A-6 NOTES                                                                      251,786.11
            Per $50,000 original principal amount of the Notes                                   218.944444


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

            CLASS A-6 NOTES                                                                            0.00
            Per $50,000 original principal amount of the Notes                                     0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

            CLASS A-6 NOTES                                                                            0.00
            Per $50,000 original principal amount of the Notes                                     0.000000

(iv)   Pool Balance at end of preceding Collection Period                                    518,719,120.01

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

            CLASS A-6 NOTES                                                                   57,500,000.00


(vi)   Applicable Interest Rate:
           (a)   In general:
                 1. Auction Rate for the prior Interest Period:

                                CLASS A-6 NOTES
                                   PERIOD 1                                                       0.000000%
                                   PERIOD 2                                                       0.000000%
                                   PERIOD 3                                                       5.960000%
                                 CURRENT RATE (Based on Auction)                                  5.630000%


                       2. NET LOAN RATE
                                 PERIOD 1                                                            6.787500%
                                 PERIOD 2                                                            6.824200%
                                 PERIOD 3                                                            6.668750%

                 (b)   Amount of Interest that would have been paid
                       on such Note Distribution Date if Interest was
                       calculated instead based on the Net Loan Rate                                300,725.64

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                               22,531.92
                 Per $50,000 original principal amount of the Notes                                  19.592974

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                          0.00
                 Per $50,000 original principal amount of the Notes                                   0.000000

                 2.  Remaining Balance                                                                    0.00
                 Per $50,000 original principal amount of the Notes                                   0.000000

(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                                     718.75
                 Per $50,000 original principal amount of the Notes                                   0.625000

                 2.  Auction Agent Fee  (Pro Rata)                                                        0.00
                 Per $50,000 original principal amount of the Notes                                   0.000000

                 3.  Indenture Trustee Fee  (Pro Rata)                                                    0.00
                 Per $50,000 original principal amount of the Notes                                   0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                                            212.21
                 Per $50,000 original principal amount of the Notes                                   0.184529

                 5.  Surety Provider Fee  (Pro Rata)                                                  3,961.11
                 Per $50,000 original principal amount of the Notes                                   3.444444

(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                     0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                      0.00

(xi)       Aggregate amount received with respect to Financed Student Loans for
           which Realized Losses were allocated previously                                                0.00

(xii)      (a)   Amount of the distribution attributable to amounts
                 in the Reserve Account                                                                   0.00

           (b)   Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                                       0.00

           (c)   Amount in the Reserve Account                                                            0.00

(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                     0.00


(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                                    0.00

           (b)     Amount in the Pre-Funding Account                                                            13,629,220.11

(xv)       Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                        0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                            (a) CLASS A-1 NOTES                                                                          0.00
                            (b) CLASS A-1 NOTES (Only if Class___ Notes
                                have been paid in full)                                                                  0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                              0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                                          5,020,940.92
                Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                                          1,557,312.92
                Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days                                         1,472,987.63
                Delinquent

           (d)  Number of Financed Student Loans that are more than 181                                            251,560.58
                days Delinquent

           (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                awaiting payment                                                                                   241,303.36

(xix)      Parity Percentage                               Numerator     566,176,476.57
                                                                         --------------
           as of 12/31/97                                Denominator     565,384,939.16                               100.14%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                        42,856.71

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                        0.00

The Money Store, Inc.



By:  /s/ Harry Puglisi
----------------------
Harry Puglisi
 Treasurer